Exhibit 99.1

TradeUP Acquisition Corp. Announces

Extension of the Deadline for an Initial Business Combination

New York, August 18, 2023 /PRNewswire/ -- TradeUP Acquisition Corp. (the “Company” or “TradeUP”) (NASDAQ: UPTD) today announced that, in order to extend the date by which the Company must complete its initial business combination from August 19, 2023 to September 19, 2023, for each public share that is not redeemed by the Company’s stockholders in connection with such extension (collectively, the “Remaining Shares”, each, a “Remaining Share”), the Company has deposited into its trust account (the “Trust Account”) an aggregate of $37,432.70 (the “Monthly Extension Fee”), representing $0.05 per Remaining Share of the Company.

The payment for such Monthly Extension Fee was made by Estrella Biopharma, Inc., a Delaware corporation (“Estrella”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), entered by and among the Company, Tradeup Merger Sub Inc., a Delaware corporation and direct and wholly owned subsidiary of UPTD (“Merger Sub”), and Estrella on September 30, 2022.

Pursuant to the Company’s current Charter, the Company may extend on monthly basis from July 19, 2023 to July 14, 2024 or such an earlier date as may be determined by its board to complete a business combination by depositing the Monthly Extension Fee for each month into the Trust Account.

About TradeUP

TradeUP Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. TradeUP was incorporated under the laws of the State of Delaware on January 6, 2021.

About Estrella

Estrella Biopharma, Inc., a Delaware corporation, is a preclinical-stage biopharmaceutical company developing CD19 and CD22-targeted ARTEMIS®️ T-cell therapies with the capacity to address treatment challenges for patients with blood cancers and solid tumors. Estrella’s mission is to harness the evolutionary power of the human immune system to transform the lives of patients fighting cancer.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

TradeUP has filed with the SEC a registration statement on Form S-4 (File No.: 333-267918) containing a preliminary proxy statement and a preliminary prospectus of TradeUP containing information about the proposed business combination and the respective businesses of TradeUP and Estrella, which was declared effective on July 11, 2023. TradeUP has mailed a definitive proxy statement/prospectus relating to the proposed business combination (the “Proxy Statement/Prospectus”) to its stockholders and Estrella’s shareholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. TradeUP’s stockholders and other interested persons are advised to read, when available, the Proxy Statement/Prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about Estrella, TradeUP and the proposed business combination. The Proxy Statement/Prospectus and other relevant materials for the proposed business combination have been mailed to stockholders of TradeUP as of a record date of June 13, 2023. Such stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to TradeUP Acquisition Corp., 437 Madison Avenue, 27th Floor, New York, New York 10022, and its telephone number is (732) 910-9692, Attention: Jianwei Li, Co-Chief Executive Officer.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and section 21E of the U.S. Securities Exchange Act of 1934 (“Exchange Act”) that are based on beliefs and assumptions and on information currently available to TradeUP and Estrella. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including projections of market opportunity and market share, the capability of Estrella’s business plans including its plans to expand, the sources and uses of cash from the proposed transaction, the anticipated enterprise value of the combined company following the consummation of the proposed transaction, any benefits of Estrella’s partnerships, strategies or plans as they relate to the proposed transaction, anticipated benefits of the proposed transaction and expectations related to the terms and timing of the proposed transaction are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of TradeUP and Estrella believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of TradeUP and Estrella caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there are risks and uncertainties described in the Proxy Statement/Prospectus relating to the proposed transaction and other documents filed by TradeUP or Estrella from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither TradeUP nor Estrella can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the business combination due to the failure to obtain approval from TradeUP’s stockholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event that could give rise to the termination of the business combination agreement, the ability to recognize the anticipated benefits of the business combination, the amount of redemption requests made by TradeUP’s public stockholders, costs related to the transaction, the impact of the global COVID-19 pandemic, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the Proxy Statement/Prospectus , the final prospectus for TradeUP’s initial public offering filed with the SEC on June 19, 2021, its Annual Report on Form 10-K and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither TradeUP or Estrella presently know or that TradeUP and Estrella currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by TradeUP, Estrella, their respective directors, officers or employees or any other person that TradeUP and Estrella will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent the views of TradeUP and Estrella as of the date of this communication. Subsequent events and developments may cause those views to change. However, while TradeUP and Estrella may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of TradeUP or Estrella as of any date subsequent to the date of this communication.